EXHIBIT 32

                            Section 906 Certification

                                  CERTIFICATION
                  BY SAMUEL J. FURROW, JR. AND MARC B. CROSSMAN
  AS CHIEF EXECUTIVE OFFICER (PRINCIPAL EXEUCTIVE OFFICER) AND CHIEF FINANCIAL
              OFFICER (PRINCIPAL FINANCIAL OFFICER), RESPECTIVELY

      In connection with this Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended November 29, 2003, which is being filed by Innovo Group Inc., we, Samuel J. Furrow, Jr., Chief Executive Officer (Principal Executive Officer) of Innovo Group Inc., and Marc B. Crossman, Chief Financial Officer (Principal Financial Officer) of Innovo Group Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

      1. the report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Innovo Group Inc.

      A signed original of this written statement required by Section 906 has been provided to Innovo Group Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

March 29, 2004

                                            /s/ Samuel J. Furrow, Jr.
                                            -------------------------
                                            Samuel J. Furrow, Jr.
                                            Chief Executive Officer
                                            (Principal Executive Officer)


                                            /s/ Marc B. Crossman
                                            -----------------------------
                                            Marc B. Crossman
                                            Chief Financial Officer
                                            (Principal Financial Officer)